                                                                    EXHIBIT 25.1
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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|



                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)


New York                                                     13-5160382
(State of incorporation                                      (I.R.S. employer
if not a U.S. national bank)                                 identification no.)

One Wall Street, New York, N.Y.                              10286
(Address of principal executive offices)                     (Zip code)



                            JDS UNIPHASE CORPORATION
               (Exact name of obligor as specified in its charter)


Delaware                                    94-2579683
(State or other jurisdiction of             (I.R.S. employer identification no.)
incorporation or organization)

1768 Automation Parkway                     95131
San Jose, California                        (Zip code)
(Address of principal executive offices)


                                   ----------

                                  Senior Notes
                       (Title of the indenture securities)


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1.       GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
         TRUSTEE:

         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.


--------------------------------------------------------------------------------
             Name                                         Address
--------------------------------------------------------------------------------
Superintendent of Banks of the State of New York       2 Rector Street
                                                       New York, N.Y.  10006
                                                       and Albany, N.Y.  12203

Federal Reserve Bank of New York                       33 Liberty Plaza, New York, N.Y.  10045

Federal Deposit Insurance Corporation                  Washington, D.C.  20429

New York Clearing House Association                    New York, N. Y.  10005

         (b)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         YES.

2.       AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         NONE.

3.       LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

               1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

               2. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

               3. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

               4. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE



           Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and
State of New York, on the       day of November, 2003.


                                           THE BANK OF NEW YORK



                                           By:   /s/   ROBERT A. MASSIMILLO
                                              ----------------------------------
                                              Name:  ROBERT A. MASSIMILLO
                                              Title: VICE PRESIDENT

                                                                       EXHIBIT 7

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                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business June 30, 2003, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                              Dollar Amounts
                                                                               In Thousands
                                                                              --------------
ASSETS
Cash and balances due from depository institutions:
      Noninterest-bearing balances and currency and coin ..................       4,257,371
      Interest-bearing balances ...........................................       6,048,782
Securities:
      Held-to-maturity securities .........................................         373,479
      Available-for-sale securities .......................................      18,918,169
Federal funds sold and securities purchased under agreements to resell:
      Federal funds sold in domestic offices ..............................       6,689,000
      Securities purchased under agreements to resell .....................       5,293,789
Loans and lease financing receivables:
      Loans and leases held for sale ......................................         616,186
      Loans and leases, net of unearned income ............................      38,342,282
      LESS:  Allowance for loan and lease losses ..........................         819,982
      Loans and leases, net of unearned income and allowance ..............      37,522,300
Trading assets ............................................................       5,741,193
Premises and fixed assets (including capitalized leases) ..................         958,273
Other real estate owned ...................................................             441
Investments in unconsolidated subsidiaries and associated companies .......         257,626
Customers' liability to this bank on acceptances outstanding ..............         159,995
Intangible assets:
      Goodwill ............................................................       2,554,921
      Other intangible assets .............................................         805,938
Other assets ..............................................................       6,285,971
                                                                                -----------
Total assets ..............................................................     $96,483,434
                                                                                ===========
LIABILITIES
Deposits:
      In domestic offices .................................................      37,264,787
      Noninterest-bearing .................................................      15,357,289


      Interest-bearing ....................................................      21,907,498
      In foreign offices, Edge and Agreement subsidiaries, and IBFs .......      28,018,241
      Noninterest-bearing .................................................       1,026,601
      Interest-bearing ....................................................      26,991,640
Federal funds purchased and securities sold under agreements to repurchase:
      Federal funds purchased in domestic offices .........................         739,736
      Securities sold under agreements to repurchase ......................         465,594
Trading liabilities .......................................................       2,456,565
Other borrowed money (includes mortgage indebtedness and obligations under
  capitalized leases) .....................................................       8,994,708
Bank's liability on acceptances executed and outstanding ..................         163,277
Subordinated notes and debentures .........................................       2,400,000
Other liabilities .........................................................       7,446,726
                                                                                -----------
Total liabilities .........................................................     $87,949,634
                                                                                ===========

Minority interest in consolidated subsidiaries ............................         519,472

EQUITY CAPITAL
Perpetual preferred stock and related surplus .............................               0
Common stock ..............................................................       1,135,284
Surplus (exclude all surplus related to preferred stock) ..................       2,056,273
  Retained earnings .......................................................       4,694,161
  Accumulated other comprehensive income ..................................         128,610
Other equity capital components ...........................................               0
Total equity capital ......................................................       8,014,328
                                                                                -----------
Total liabilities, minority interest, and equity capital ..................     $96,483,434
                                                                                ===========


I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                               Thomas J. Mastro,
                                           Senior Vice President and Comptroller

We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi     }
Gerald L. Hassell   }        Directors
Alan R. Griffith    }